                                        THE FIRST ISRAEL
                                        FUND, INC.


                                        ANNUAL REPORT
                                        SEPTEMBER 30, 1998





                  [PHOTO]

 CONTENTS

Letter to Shareholders.......................................................................1

Portfolio Summary............................................................................6

Schedule of Investments......................................................................7

Statement of Assets and Liabilities.........................................................10

Statement of Operations.....................................................................11

Statement of Changes in Net Assets..........................................................12

Financial Highlights........................................................................13

Notes to Financial Statements...............................................................14

Report of Independent Accountants...........................................................19

Results of Annual Meeting of Shareholders...................................................20

Tax Information.............................................................................20

Description of InvestLink-SM- Program.......................................................21

PICTURED ON THE COVER IS A SCENIC VIEW OF ISRAEL'S THIRD LARGEST CITY, HAIFA.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                October 29, 1998

DEAR SHAREHOLDER:

I am pleased to report on the activities of The First Israel Fund, Inc. (the "Fund") for the fiscal year ended September 30, 1998.

At September 30, 1998, total net assets of the Fund were approximately $75.4 million. The Fund's investments in securities listed and trading on the Tel Aviv Stock Exchange ("TASE") were $45.8 million, with another $16.0 million in the Israeli and Israel-related companies listed and trading in the United States. Combined, these totaled $61.8 million, as compared to approximately $77.1 million on September 30, 1997. The Fund also held investments valued at approximately $7.4 million in unlisted securities, as compared to approximately $9.6 million on September 30, 1997. In percentage terms, at September 30, 1998, 82.0% of the Fund's net assets was invested in Israeli and Israel-related companies listed and trading on the TASE and in the United States and 9.8% in unlisted securities.

The Fund successfully completed its initial public offering on October 29, 1992 and began operations with a net asset value ("NAV") of $13.74 per share. At September 30, 1998, NAV per share was $15.04, as compared to $18.41 at September 30, 1997. The Fund's common stock closed on the New York Stock Exchange on September 30, 1998 at $11.813 per share, representing a discount of 21.5% to the Fund's NAV.

According to its charter, the Fund's investment objective is to achieve long-term capital appreciation via investment primarily in equity securities of Israeli companies. These securities may be listed on the TASE or elsewhere, notably New York and NASDAQ. Up to 30% of the Fund's total assets may be invested in illiquid equity securities, including securities of private equity funds that invest primarily in the emerging markets.

PERFORMANCE: HELPED BY PRIVATE EQUITY, CONGLOMERATES, PHARMACEUTICALS

For the fiscal year ended September 30, 1998, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, was -15.3%, versus -15.2% for the Morgan Stanley Capital International Israel Index (the "Index").

The impact of sector allocations and  stock selection on the Fund's return  over
the   past  12  months  was  both  positive  and  negative.  The  most  positive contributions came from private equity, conglomerates and pharmaceuticals.

PRIVATE EQUITY. One of the portfolio's several private equity placements was particularly strong. This was Advent Israel (Bermuda) L.P. ("Advent"), a fund investing in Israel-related technology companies that is itself the Fund's eighth-largest position. Advent helped performance due to upward revaluations of some of its individual holdings, as well as our good fortune in buying more Advent shares at favorable prices.

CONGLOMERATES. We significantly raised our exposure to Israeli conglomerates over the course of the year. This was based on our belief that the substantial restructuring programs undertaken by many of the largest publicly traded conglomerates would be highly positive for shareholder value. Our instincts proved accurate. The Fund especially benefited from positions in IDB Holding Corp., Ltd. and several of its related companies, including IDB Development Corp., Ltd., Discount Investment Corp. and PEC Israel Economic Corp.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

PHARMACEUTICALS. Another boost to performance came from our decision to scale back the Fund's shares in Teva Pharmaceutical Industries Ltd. ("Teva") to a level below that of the Index benchmark. Teva, which is one of the most heavily traded Israeli stocks, sold off due to concerns that one of its biggest products was encountering increased competition from generic copies.

As was the case in the first half of the Fund's fiscal year, performance was least effective in telecommunications and banking:

- Two stocks in our telecommunications allocation were most harmful. These were CIENA Corp., whose shares sold off heavily after it announced that its order volume would fall short of expectations; and ECI Telecommunications Ltd. ("ECI"), a major component of Israeli equity indices that we underweighted at a time when it did notably well. I will discuss ECI in greater detail later in this report.

- In banking, we chose to favor mortgage banks, which are not contained in most Israeli equity indices, over the major commercial banks, which are disproportionately represented. The Fund's return suffered from the mortgage banks' underperformance of the commercial banks.

ISRAEL: NO LONGER A SAFE HAVEN

When analysts are asked to identify so-called "safe haven" equity markets (as they are increasingly being called upon to do these days), their short list usually includes that of Israel, long one of the most stable stock markets among emerging nations. This is no longer the case.

No stock market was immune to the global panic that has plagued equities of all flavors and nationalities over the last few months. Investors, blinded to rationality by fears of impending worldwide recession, indiscriminately savaged the markets of both developed and undeveloped nations. This was true of the TASE and NASDAQ as well.

As investors contemplated the impact of a global slowdown, they began to take profits, thereby initiating a run on Israeli equities that has yet to hit bottom. Few stocks escaped the sell-off intact, and Israeli high-tech companies listed on NASDAQ were particularly volatile.

While the environment for Israeli stocks is somewhat uncertain at present in light of the many external factors affecting them, there are stabilizing influences at work. Principal among these is the government's aggressive defense of the shekel, which has weakened against the dollar. To keep the shekel from weakening any further, the government took the extraordinary step of raising interest rates by two full percentage points in October. This level-headedness in the face of severe market turmoil is reflective of the nation's willingness and ability to address its problems straight on and should do much to bolster investor confidence in Israeli stocks going forward.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

THE PORTFOLIO: STRATEGY AND STRUCTURE
TOP 10 HOLDINGS, BY ISSUER*

                                                   % OF
           HOLDING         SECTOR               NET ASSETS
           --------------  ------------------  -------------
1.         PEC
           Israel          Conglomerates               6.2
2.         Koor
           Industries      Conglomerates               5.1
3.         Bank
           Leumi           Banking                     4.1
4.         Teva            Pharmaceuticals             3.9
5.         ECI             Telecommunications          3.7
6.         Bezeq           Telecommunications          3.7
7.         Israel
           Discount Bank   Mortgage Banking            3.6
8.         Advent Israel   Venture Capital             3.2
9.         Bank Hapoalim   Banking                     3.1
10.        F.I.B.I.
           Holdings        Financial Services          2.6

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  SECTOR ALLOCATION
(% of net assets)
Banking                     8.07%
Building Prod.              3.79%
Conglomerates              16.94%
Electronics/Elec.
Equip.                      2.64%
Fin. Svcs.                  3.49%
Food & Bev.                 4.26%
Insur.                      3.43%
Inv. & Hold. Cos.           5.27%
Mort. Bkg.                  8.38%
Pharm.                      5.44%
Telecom.                   12.24%
Venture Capital             5.78%
Cash & Other Assets         8.23%
Other*                     12.04%

--------------
* Company names are abbreviations of those found in the chart on page 6.

------------------
* Other includes sectors below 2.5% of net assets.

The current market instability is a rare opportunity, in my view. To take advantage of it, I have pruned most of the Fund's exposure to technology and export-intensive enterprises in favor of those that derive most, if not all, of their revenues from domestic operations. Although valuations among technology stocks appear to be more compelling than elsewhere, I am leery of them at this time. Their vulnerability to negative earnings announcements brings a level of risk that the Fund simply should not assume.

I have also raised the Fund's cash position to approximately 8%, with the aim of exploiting opportunities created by the market's shakeout. There should be many such opportunities in stocks that have experienced significant devaluations. I'm especially drawn to the shares of solid, blue-chip companies with strong franchises, good management and the potential to reclaim the rapid growth of their recent past. Among those I'm looking at now are Koor Industries Ltd. ("Koor"), Bank Leumi Le-Israel Ltd. ("Bank Leumi") and ECI.

- KOOR INDUSTRIES LTD. This is a conglomerate that is well-positioned in high-growth export industries, particularly its core group of telecommunications, defense/electronics and agricultural chemicals. An aggressive new management team recently initiated a fundamental restructuring program aimed at disposing of non-core, underperforming assets. However, with export-intensive businesses hit particularly hard in the current economic environment, Koor shares are trading at a discount to net asset value of approximately 40%. With the discount so high, the stock is very attractive from a longer-term investment perspective and should do well as its core markets recover.

- BANK LEUMI LE-ISRAEL LTD. Like Koor, Bank Leumi also benefits from having a new management team that is keen on cost-cutting as well as reorganizing overseas operations to improve overall profitability. The bank has addressed asset quality problems that depressed its shares in the recent past, and should benefit if, as I expect, interest rates continue to decline.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

  At the end of September, Bank Leumi was trading at slightly less than book value, which is very cheap for a bank. With growth in earnings per share (in shekels) estimated to improve to 50.0% in 1999 from 13.2% in 1998 and management appearing to have a handle on the company's problems, I think that even the most skeptical observer would consider this stock a major bargain.

- ECI TELECOMMUNICATIONS LTD.I see ECI as a long-term investment candidate with good potential. Its financial condition is very sound, as evidenced by low leverage, lots of cash on hand and a 19% return on equity. Management has proven itself very capable of dealing with adversity and positioning the company for future growth. One example of the latter is the recent purchase of Tadiran Telecommunications Ltd., a leader in wireless access and digital cross-connect systems. This acquisition will help diversify ECI's product line--a much-needed strategic move--as well as provide it with access to potentially high-margin U.S. markets.
  Although ECI does a meaningful portion of its business in Asia (which accounted for 17% of 1997 sales), it has little exposure to weaker Asian nations like Thailand and Indonesia, and is still receiving contracts from others in the region. Investors remain infected by the Asian bug, though, and have unfairly punished the stock as a result. At today's prices, then, ECI shares are simply too attractive to ignore.

Beyond focusing on certain blue chips, I'm also looking to increase the Fund's exposure to private equities via investing in venture capital groups (like Advent) with strong histories of involvement with successful start-up companies. Although private equities are highly illiquid, they have strong long-term appreciation potential. They also are protected from the kind of panic-driven sell-offs that have affected publicly traded shares. The ability to invest in these private, emerging growth vehicles is one of the advantages of the closed-end fund structure, and I intend to utilize it to its utmost as opportunities present themselves.

OUTLOOK: CAUTIOUS IN NEAR-TERM, REMAIN OPTIMISTIC IN LONG-TERM

The silence from most analysts with regard to the near-term prospects for Israeli equities has been deafening as of late. Should they speak, the words "unprecedented volatility" would no doubt be heard frequently in their declarations.

For my part, I can understand and empathize with their reticence. Highly volatile world markets will likely continue to negatively impact Israeli companies in months to come. This is particularly true for NASDAQ-listed high-tech firms, which are seeing their major export markets evaporate. Against this backdrop, only the very brave of heart could draw definitive conclusions with anything approaching conviction.

However, it is prudent and, perhaps, wise to distinguish Israel from other emerging markets. The 16% decline in the TASE for 1998 through September compares very favorably with the 37% decline experienced by emerging markets as a group. So, despite its losses, the TASE could still be viewed as a defensive play in some circles.

Consider as well that, notwithstanding its stock market pullback, Israel's economic environment is actually improving. Inflation appears to be under control. Interest rates are falling. Israel is not a major exporter of commodities, unlike much of Latin America, Emerging Asia and Russia. The country has a strong central banking system, a high level of foreign exchange reserves and relatively low foreign debt. Overall, then, Israel has much going for it that other emerging markets do not. Thus, a recovery in equity prices in the foreseeable future, while not a certainty, is more probable than elsewhere on the planet.

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

Nevertheless, as noted, the prices--and valuations--of many blue-chip stocks are likely to fall in the near-term, as the market is pummeled by forces outside its control. In certain cases, I would expect to see valuations drop below what one would consider even faintly reasonable levels. I fully intend to selectively take advantage of this temporary blip in Israel's stock market in the months to come.

Sincerely yours,

                [SIG]
Richard W. Watt
President
Chief Investment Officer*

FROM BEA ASSOCIATES:

 I. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 21 through 23 of this report.

 II. Many services provided to the Fund and its shareholders by BEA Associates ("BEA") and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

     BEA recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

     BEA anticipates that its systems will be adapted in time for the year 2000. BEA is seeking assurances that comparable steps are being taken by the Fund's other major service providers. BEA will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
* Richard W. Watt, who is a Managing Director of BEA Associates, is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined BEA Associates on August 2, 1995. Mr. Watt was formerly associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. In this capacity, he led a team of four portfolio managers and was manager of a closed-end fund focusing on smaller Latin American companies. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Chile Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc. and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

PORTFOLIO SUMMARY - AS OF SEPTEMBER 30, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

    AS A PERCENT OF NET ASSETS

                                      9/30/98    9/30/97
Banking                                  8.07       9.39
Building Products                        3.79       3.29
Computer Software                        0.78       4.79
Conglomerates                           16.94      10.19
Electronics/Electrical Equipment         2.64       2.94
Financial Services                       3.49       3.39
Food & Beverages                         4.26       3.12
Insurance                                3.43       3.55
Investment & Holding Companies           5.27       2.10
Metal Products                           2.10       1.79
Mortgage Banking                         8.38       5.77
Pharmaceuticals                          5.44       6.60
Semiconductor & Related Technology       0.00       4.80
Telecommunications                      12.24      14.75
Venture Capital                          5.78       4.56
Other                                    9.16      12.91
Cash & Other Assets                      8.23       6.06

 TOP 10 HOLDINGS, BY ISSUER

                                                                                           Percent of Net
           Holding                                                       Sector                Assets
---------------------------------------------------------------------------------------------------------
       1.  PEC Israel Economic Corp.                                 Conglomerates                6.2
---------------------------------------------------------------------------------------------------------
       2.  Koor Industries Ltd.                                      Conglomerates                5.1
---------------------------------------------------------------------------------------------------------
       3.  Bank Leumi Le-Israel Ltd.                                    Banking                   4.1
---------------------------------------------------------------------------------------------------------
       4.  Teva Pharmaceutical Industries Ltd.                      Pharmaceuticals               3.9
---------------------------------------------------------------------------------------------------------
       5.  ECI Telecommunications Ltd.                             Telecommunications             3.7
---------------------------------------------------------------------------------------------------------
       6.  Bezeq Israeli Telecommunication Corp., Ltd.             Telecommunications             3.7
---------------------------------------------------------------------------------------------------------
       7.  Israel Discount Bank Ltd.                                Mortgage Banking              3.6
---------------------------------------------------------------------------------------------------------
       8.  Advent Israel (Bermuda) L.P.                             Venture Capital               3.2
---------------------------------------------------------------------------------------------------------
       9.  Bank Hapoalim Ltd.                                           Banking                   3.1
---------------------------------------------------------------------------------------------------------
      10.  F.I.B.I. Holdings Ltd.                                  Financial Services             2.6
---------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS - SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-91.77%
 ISRAEL-90.94%
 AEROSPACE/DEFENSE EQUIPMENT-0.62%
Elbit Systems Ltd.......................         37,518  $   466,531
                                                         -----------
 AUTO PARTS-1.03%
Delek Automotive Systems Ltd............        415,092      775,318
                                                         -----------
 BANKING-8.07%
Bank Hapoalim Ltd.+.....................        955,800    2,334,767
Bank Leumi Le-Israel Ltd................      2,111,132    3,119,426
United Mizrahi Bank Ltd.................        292,206      627,125
                                                         -----------
                                                           6,081,318
                                                         -----------
 BUILDING PRODUCTS-3.79%
Industrial Buildings Corp., Ltd.........        771,896    1,064,255
Property & Building Corp., Ltd..........         15,103    1,308,307
Wolfman Industries Ltd., (Shares 5)+....          2,640       19,711
Ytong Industries Ltd....................        182,302      464,286
                                                         -----------
                                                           2,856,559
                                                         -----------
 CHEMICALS-1.96%
Dead Sea Bromine Ltd....................         30,662      177,876
Israel Chemicals Ltd.+..................      1,390,000    1,301,752
                                                         -----------
                                                           1,479,628
                                                         -----------
 COMPUTER SOFTWARE-0.78%
Oshap Technologies Ltd.+................         66,345      356,604
Tecnomatix Technologies Ltd.+...........         24,622      230,831
                                                         -----------
                                                             587,435
                                                         -----------
 CONGLOMERATES-16.94%
Clal (Israel) Ltd.......................         19,780      444,581
Discount Investment Corp................         21,000      550,669
Elron Electronic Industries Ltd.........         33,356      490,271
IDB Development Corp., Ltd..............         36,000      819,448
IDB Holding Corp., Ltd..................         87,245    1,947,322
Koor Industries Ltd.....................         40,166    3,354,089


                                               Par          Value
Description                                   (000)       (Note A)
--------------------------------------------------------------------
 CONGLOMERATES (CONTINUED)
Koor Industries Ltd., Convertible Note,
 1.75%, 01/31/99*.......................    NIS     600  $   259,414
Koor Industries Ltd., Convertible Note,
 1.75%, 01/31/00*.......................            600      259,414
                                             No. of
                                             Shares
                                          -------------
PEC Israel Economic Corp.+..............        181,210    4,643,506
                                                         -----------
                                                          12,768,714
                                                         -----------
 ELECTRONICS/ELECTRICAL EQUIPMENT-2.64%
Elco Industries Ltd.....................         39,270      342,229
Electra Consumer Products Ltd...........        132,158      849,183
Electra (Israel) Ltd....................         17,500      765,274
Electronics Line (EL) Ltd...............         22,434       31,340
                                                         -----------
                                                           1,988,026
                                                         -----------
 ENERGY SERVICES-1.20%
Delek Israel Fuel Corp., Ltd............         16,773      434,152
Superbowl Acquisition LDC+++............             36      467,244
                                                         -----------
                                                             901,396
                                                         -----------
 FINANCIAL SERVICES-3.49%
Ampal-American Israel Corp., Class A+...         92,500      370,000
Ampal-American Israel Corp., Class A,
 Warrants (expiring 01/31/99)+..........         92,500        2,891
F.I.B.I. Holdings Ltd...................        252,960    1,954,426
Gachelet Investments Ltd................          5,266      180,554
Taya Investment Ltd.+...................         66,500      124,902
                                                         -----------
                                                           2,632,773
                                                         -----------
 FOOD & BEVERAGES-4.26%
Elite Industries Ltd., (Shares 5)+......         28,148      750,565
Israel Salt Industries Ltd..............         80,305      389,403
Jaf-Ora Ltd.+...........................        405,208      811,670
Mayanot Eden Ltd........................        149,750      584,345
Osem Investment Ltd.....................         91,641      432,452

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOOD & BEVERAGES (CONTINUED)
SuperSol Ltd., Class B..................         84,594  $   239,651
                                                         -----------
                                                           3,208,086
                                                         -----------
 INDUSTRIAL TECHNOLOGY-1.34%
Cubital, Ltd.*+.........................        329,278            0
Orbotech Ltd.+..........................         31,500    1,013,906
                                                         -----------
                                                           1,013,906
                                                         -----------
 INSURANCE-3.43%
Clal Insurance Enterprise Holdings
 Ltd....................................        145,330    1,228,711
Harel Insurance Investments Ltd.,
 (Shares 5).............................         36,918    1,354,141
                                                         -----------
                                                           2,582,852
                                                         -----------
 INVESTMENT & HOLDING COMPANIES-4.44%
Dankner Investments Ltd.+...............         84,364      425,766
Makhteshim-Agan Industries Ltd.+........        880,990    1,913,676
Oren Semiconductor, Inc., Series K*+....        299,513       95,844
Oren Semiconductor, Inc., Series L*+....        308,432       98,698
Polaris Fund II LLC+++#.................        375,000      346,961
The Renaissance Fund LDC++..............             60      466,823
                                                         -----------
                                                           3,347,768
                                                         -----------
 METAL PRODUCTS-2.10%
Caniel-Israel Can Co., Ltd..............        105,210      930,565
Cvalim-The Electric Wire & Cable Co. of
 Israel Ltd.............................        113,640      347,656
Klil Industries Ltd., (Shares 5)........         18,654      308,140
                                                         -----------
                                                           1,586,361
                                                         -----------
 MORTGAGE BANKING-8.38%
Discount Mortgage Bank Ltd.+............         17,493    1,001,147
Israel Discount Bank Ltd.+..............      2,976,467    2,717,810
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 MORTGAGE BANKING (CONTINUED)

Mishkan-Hapoalim Mortgage Bank Ltd.+....          8,388  $ 1,459,807
Tefahot Israel Mortgage Bank Ltd........          2,327    1,138,060
                                                         -----------
                                                           6,316,824
                                                         -----------
 PHARMACEUTICALS-5.44%
Agis Industries (1983) Ltd.+............        131,216      757,793
Peptor Ltd.*+...........................         56,000      392,000
Teva Pharmaceutical Industries Ltd.
 ADR....................................         78,010    2,954,629
                                                         -----------
                                                           4,104,422
                                                         -----------
 REAL ESTATE & CONSTRUCTION-1.01%
Azorim-Investment, Development &
 Construction Co., Ltd..................         98,130      760,729
                                                         -----------
 STEEL-0.32%
Urdan Industries Ltd.+..................        405,259      243,532
                                                         -----------
 TELECOMMUNICATIONS-12.24%
Amdocs Ltd.+............................         25,000      282,813
Bezeq Israeli Telecommunication Corp.,
 Ltd....................................        949,401    2,810,625
CIENA Corp.+............................         38,755      554,681
ECI Telecommunications Ltd..............        115,300    2,824,850
Geotek Communications, Inc.+............         18,595          651
Geotek Communications, Inc., Convertible
 Preferred Series M, 8.50%*.............            100            0
Geotek Communications, Inc., Convertible
 Preferred Series N*(1).................            595            0
Gilat Satellite Networks Ltd.+..........         11,500      517,500
Nexus Telecommunication Systems Ltd.+...         68,933      310,199
NICE-Systems Ltd. ADR+..................          9,600      141,600
Tadiran Ltd. ADR........................         19,600      546,350
Tadiran Telecommunications Ltd..........         49,989      681,100

--------------------------------------------------------------------------------
   8

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 TELECOMMUNICATIONS (CONTINUED)
Teledata Communications Ltd.+...........         39,500  $   553,000
                                                         -----------
                                                           9,223,369
                                                         -----------
 TEXTILES-0.57%
Lodzia-Rotex Investment Ltd., (Shares
 4).....................................         21,720      277,432
Macpell Industries Ltd..................        116,079      154,005
                                                         -----------
                                                             431,437
                                                         -----------
 TRADING COMPANIES-0.26%
Rapac Electronics Ltd...................         34,806      197,390
                                                         -----------
 VENTURE CAPITAL-5.78%
ABS GE Capital Giza Fund L.P.+++#.......        313,279      313,279
Advent Israel (Bermuda) L.P.+++.........      1,682,293    2,433,912
K.T. Concord Venture Fund LP+++#........        250,000      222,539
Star Venture Enterprises II*+...........              5      802,068
Walden-Israel Ventures, L.P.+++.........        500,000      581,516
                                                         -----------
                                                           4,353,314
                                                         -----------
 WOOD & PAPER PRODUCTS-0.85%
American Israeli Paper Mills Ltd........         19,263      638,910
                                                         -----------
TOTAL ISRAEL (Cost $68,495,672)........................   68,546,598
                                                         -----------
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------

 GLOBAL-0.83%
 INVESTMENT & HOLDING COMPANIES-0.83%
Emerging Markets Ventures, L.P.+++#
 (Cost $711,899)........................        711,899  $   624,937
                                                         -----------

TOTAL INVESTMENTS-91.77%
 (Cost $69,207,571) (Notes A, D).......................   69,171,535
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES-8.23%...
                                                           6,201,364
                                                         -----------
NET ASSETS-100.00%.....................................  $75,372,899
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         Restricted security, not readily marketable (See Note
           F).
#          As of September 30, 1998, the Fund committed to
           investing an additional $937,037, $1,788,101,
           $750,000 and $625,000 of capital in ABS GE Capital
           Giza Fund L.P., Emerging Markets Ventures, L.P., K.T.
           Concord Venture Fund LP and Polaris Fund II LLC.,
           respectively.
(1)        With an additional 595 warrants attached, expiring
           06/20/01, with no market value.
ADR        American Depositary Receipts.
NIS        New Israeli Shekel.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost $69,207,571)
 (Note A)...............................     $69,171,535
Cash (Note A)...........................       6,661,612
Receivables:
  Dividends.............................           9,179
  Interest..............................           5,118
  Note..................................          23,563
Prepaid expenses........................          10,443
                                             -----------
Total Assets............................      75,881,450
                                             -----------

 LIABILITIES
Payables:
  Investment advisory fee (Note B)......         237,823
  Israeli capital gains tax (Note A)....          52,423
  Administration fees (Note B)..........          18,407
  Other accrued expenses................         199,898
                                             -----------
Total Liabilities.......................         508,551
                                             -----------
NET ASSETS (applicable to 5,012,295
 shares of common stock outstanding)
 (Note C)...............................     $75,372,899
                                             -----------
                                             -----------

NET ASSET VALUE PER SHARE ($75,372,899
  DIVIDED BY 5,012,295).................          $15.04
                                             -----------
                                             -----------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 5,012,295 shares issued and outstanding
 (100,000,000 shares authorized)........     $     5,012
Paid-in capital.........................      67,371,893
Undistributed net investment income.....       2,231,938
Accumulated net realized gain on
 investments and foreign currency
 related transactions...................       5,852,746
Net unrealized depreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currency.......................         (88,690)
                                             -----------
Net assets applicable to shares
 outstanding............................     $75,372,899
                                             -----------
                                             -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF OPERATIONS - FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  2,063,530
  Interest..............................          354,289
  Less: Foreign taxes withheld..........         (312,537)
                                             ------------
  Total Investment Income...............        2,105,282
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        1,158,823
  Custodian fees........................          220,066
  Audit and legal fees..................          108,799
  Printing..............................          108,001
  Administration fees (Note B)..........          102,092
  Accounting fees.......................           68,999
  Directors' fees.......................           46,700
  Transfer agent fees...................           32,000
  Amortization of organizational costs
   (Note A).............................           18,967
  Insurance.............................           18,162
  NYSE listing fees.....................           16,170
  Other.................................           14,879
  Israeli capital gains tax (Note A)....           48,949
                                             ------------
  Total Expenses........................        1,962,607
  Less: Fee waivers (Note B)............         (211,621)
                                             ------------
    Net Expenses........................        1,750,986
                                             ------------
  Net Investment Income.................          354,296
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized gain/(loss) from:
  Investments...........................        6,203,248
  Foreign currency related
   transactions.........................          (80,464)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currency........      (21,046,316)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (14,923,532)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(14,569,236)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                              For the Fiscal Years Ended
                                                    September 30,
                                             ----------------------------
                                                 1998            1997
                                             ----------------------------

 INCREASE/(DECREASE) IN NET ASSETS
Operations:
  Net investment income.................     $    354,296     $ 1,744,106
  Net realized gain on investments and
   foreign currency related
   transactions.........................        6,122,784       2,115,739
  Net change in unrealized
   appreciation/(depreciation) in value
   of investments and translation of
   other assets and liabilities
   denominated in foreign currency......      (21,046,316)     28,979,212
                                             ------------     -----------
    Net increase/(decrease) in net
     assets resulting from operations...      (14,569,236)     32,839,057
                                             ------------     -----------
Distributions to shareholders:
  Net realized gain on investments......       (2,355,778)     (6,190,185)
                                             ------------     -----------
    Total increase/(decrease) in net
     assets.............................      (16,925,014)     26,648,872
                                             ------------     -----------

 NET ASSETS
Beginning of year.......................       92,297,913      65,649,041
                                             ------------     -----------
End of year (including undistributed net
 investment income of $2,231,938 and
 $1,902,985, respectively)..............     $ 75,372,899     $92,297,913
                                             ------------     -----------
                                             ------------     -----------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                    For the
                                                                                                                     Period
                                                                                                                  October 29,
                                                                                                                     1992*
                                                           For the Fiscal Years Ended September 30,                 through
                                                 ------------------------------------------------------------      September
                                                   1998         1997         1996         1995         1994         30, 1993
                                                 -----------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period...........    $18.41       $13.10       $13.20       $11.74       $15.83         $13.74**
                                                 --------     --------     --------     --------     --------     ------------
Net investment income/(loss)...................      0.07         0.35        (0.09)       (0.10)       (0.28)         (0.07)
Net realized and unrealized gain/(loss) on
 investments and foreign currency related
 transactions..................................     (2.97)        6.20        (0.01)        1.56        (3.27)          2.16
                                                 --------     --------     --------     --------     --------     ------------
Net increase/(decrease) in net assets resulting
 from operations...............................     (2.90)        6.55        (0.10)        1.46        (3.55)          2.09
                                                 --------     --------     --------     --------     --------     ------------
Distributions to shareholders:
  Net realized gains on investments and foreign
   currency related transactions...............     (0.47)       (1.24)          --           --        (0.43)            --
  In excess of net realized gains..............        --           --           --           --        (0.11)            --
                                                 --------     --------     --------     --------     --------     ------------
Total distributions to shareholders............     (0.47)       (1.24)          --           --        (0.54)            --
                                                 --------     --------     --------     --------     --------     ------------
Net asset value, end of period.................    $15.04       $18.41       $13.10       $13.20       $11.74         $15.83
                                                 --------     --------     --------     --------     --------     ------------
                                                 --------     --------     --------     --------     --------     ------------
Market value, end of period....................   $11.813      $14.938      $11.250      $12.000      $13.250        $17.375
                                                 --------     --------     --------     --------     --------     ------------
                                                 --------     --------     --------     --------     --------     ------------
Total investment return(a).....................    (18.05)%      44.36%       (6.25)%      (9.43)%     (21.26)%        24.58%
                                                 --------     --------     --------     --------     --------     ------------
                                                 --------     --------     --------     --------     --------     ------------

 RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)........   $75,373      $92,298      $65,649      $66,150      $58,855        $79,274
Ratio of expenses to average net assets........      2.06%(c)     2.26%(c)     2.23%        2.57%        2.64%          2.41%(b)
Ratio of net investment income/(loss) to
 average net assets............................      0.42%        2.20%       (0.68)%      (0.91)%      (2.08)%        (0.50)%(b)
Portfolio turnover rate........................     29.11%       16.98%       21.68%       22.17%       17.07%         34.80%

---------------------------------------------------------------------------
*    Commencement of investment operations.
** Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.21 per share.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers. Ratios of expenses to average net assets would have been 2.30% and 2.31% excluding fee waivers, for the fiscal years ended September 30, 1997 and September 30, 1998, respectively.

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The First Israel Fund, Inc. (the "Fund") was incorporated in Maryland on March 6, 1990 and commenced investment operations on October 29, 1992. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At September 30, 1998, the Fund held 9.77% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $8,178,252 and fair value of $7,364,649. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At September 30, 1998, the interest rate was 4.80% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

Pursuant to a ruling the Fund received from the Israeli tax authorities, the Fund, subject to certain conditions, will not be subject to Israeli tax on capital gains derived from the sale of securities listed on the Tel Aviv Stock Exchange ("TASE"). Gains derived from securities not listed on TASE (unlisted securities) will be subject to a 25% Israeli tax provided the security is an approved investment. Generally, stock of corporations that produce a product or provide a service that support the infrastructure of Israel, are considered approved investments. Any gain sourced to unlisted unapproved securities are subject to a 40% Israeli tax and an inflationary tax. Dividends derived from listed or approved securities are subject to 15% withholding tax, while dividends from unlisted unapproved securities are subject to a 25% withholding tax. Interest on debt obligations (whether listed or not) is subject to withholding tax of 25% to 35%. The Fund records deferred Israeli capital gains taxes on the net unrealized

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
appreciation on unlisted Israeli debt obligations. At September 30, 1998, the Fund had deferred $52,423 in Israeli capital gains taxes on unlisted Israeli debt obligations.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currency.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currency and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

Included in undistributed net investment income is a dividend received from one of the Fund's investment partnerships. This dividend was received as marketable equity securities and will be presented as undistributed net investment income until the securities are sold.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

At September 30, 1998, the Fund reclassified $25,343 of net realized losses from foreign currency related transactions to undistributed net investment income.

OTHER: Costs incurred by the Fund in connection with its organization have been amortized on a straight-line basis over a five-year period beginning at the commencement of operations of the Fund.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Investments in Israel may involve certain considerations and risks not typically associated with investments in the U.S., including the possibility of future political and economic developments and the level of Israeli governmental supervision and regulation of its securities markets. The Israeli securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited.

The Fund, subject to local investment limitations, may invest up to 30% of its assets in unlisted equity securities of Israeli companies for which there is no established public trading market, that in the opinion of BEA Associates, provide opportunities for growth. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

At a meeting of the Board of Directors held on December 8, 1997, the Board of Directors unanimously approved modifications to the above policy. The Fund, subject to local investment limitations, may invest up to 30% of its assets in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. In addition, the Board of Directors has approved to remove the limitation set forth in the Fund's prospectus requiring that the portion of the Fund's investments not invested in Israeli securities be invested in securities of companies that are substantially involved in or with Israel ("Israeli-Related Securities"). The Board of Directors approved these changes on the basis that the long-term value added approach of an emerging markets private equity strategy is well suited to the long-term capital appreciation objective of the Fund. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees.

NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.30% of the Fund's average weekly net assets invested in listed securities (including securities traded over-the-counter in the United States) and 2.00% of the Fund's average net assets invested in unlisted Israeli securities. The aggregate fee may not exceed an annual rate of 1.40% of the Fund's average weekly net assets. BEA has agreed to waive the advisory fee previously payable to the Fund's investment sub-adviser. For the fiscal year ended September 30, 1998, BEA earned $1,158,823 for advisory services, of which BEA waived $211,621. BEA also provides certain

--------------------------------------------------------------------------------
   16

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended September 30, 1998, BEA was reimbursed $8,501 for administrative services rendered to the Fund.

Analyst I.M.S. Investment Management Services, Ltd. ("Analyst I.M.S.") serves as the Fund's investment sub-adviser. Pursuant to the sub-advisory agreement, Analyst I.M.S. is paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.20% of the Fund's average weekly net assets. In addition, BEA pays Analyst I.M.S., out of its advisory fee, a reimbursement for any Israeli Value Added taxes (currently 17%) and $12,500 annually to cover expenses incurred in the execution of sub-advisory services. For the fiscal year ended September 30, 1998, Analyst I.M.S. earned $211,621 for sub-advisory services.

Analyst I.M.S. has certain commercial arrangements with banks and brokers in Israel from which they receive a portion of the commission on trades executed in Israel. For the fiscal year ended September 30, 1998, such commissions amounted to $23,328.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.11% of the Fund's average weekly net assets. For the fiscal year ended September 30, 1998, BSFM earned $93,591 for administrative services.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 5,012,295 shares outstanding at September 30, 1998, BEA owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 1998 was $69,941,773. Accordingly, the net unrealized depreciation of investments (including investments denominated in foreign currency) of $770,238, was composed of gross appreciation of $8,832,114, for those investments having an excess of value over cost and gross depreciation of $9,602,352, for those investments having an excess of cost over value.

For the fiscal year ended September 30, 1998, purchases and sales of securities,
other   than   short-term   investments,  were   $22,856,192   and  $23,377,415,
respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 18 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $50,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 19 funds exceed $50,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement during the fiscal year ended September 30, 1998.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE FIRST ISRAEL FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of shares held, the acquisition dates, aggregate costs, fair value as of September 30, 1998, share value of the securities and percentage of net assets which the securities comprise.

                                                                                                PERCENT
                                          NUMBER                        FAIR VALUE                OF
                                            OF     ACQUISITION              AT      VALUE PER     NET
SECURITY                                  SHARES     DATES      COST     09/30/98     SHARE     ASSETS
---------------------------------------  --------  ----------  -------  ----------  ---------  ---------
ABS GE Capital Giza Fund L.P...........   50,544    02/03/98   $50,544  $  50,544   $    1.00     0.07
ABS GE Capital Giza Fund L.P...........   87,203    04/22/98    87,203     87,203        1.00     0.12
ABS GE Capital Giza Fund L.P...........  175,532    05/20/98   175,532    175,532        1.00     0.23
Advent Israel (Bermuda) L.P............  650,000    06/16/93   520,340    940,409        1.45     1.25
Advent Israel (Bermuda) L.P............  350,000    06/10/96   344,798    506,374        1.45     0.67
Advent Israel (Bermuda) L.P............  682,293    01/16/98   770,950    987,129        1.45     1.31
Emerging Markets Ventures, L.P.........   10,667    01/22/98    10,667      9,364        0.88     0.01
Emerging Markets Ventures, L.P.........  469,493    05/05/98   469,493    412,142        0.88     0.55
Emerging Markets Ventures, L.P.........  231,739    07/07/98   231,739    203,431        0.88     0.27
K.T. Concord Venture Fund LP...........  250,000    12/08/97   242,295    222,539        0.89     0.30
Polaris Fund II LLC....................  250,000    10/31/96   236,352    231,307        0.93     0.31
Polaris Fund II LLC....................  125,000    03/04/98   120,160    115,654        0.93     0.15
Superbowl Acquisition LDC..............       36    10/10/94   332,140    467,244   12,979.00     0.62
The Renaissance Fund LDC...............       26    03/30/94   285,039    202,290    7,780.38     0.27
The Renaissance Fund LDC...............       14    02/24/95   143,408    108,925    7,780.38     0.15
The Renaissance Fund LDC...............       11    03/13/96   113,958     85,584    7,780.38     0.11
The Renaissance Fund LDC...............        7    06/13/96    68,374     54,463    7,780.38     0.07
The Renaissance Fund LDC...............        2    03/21/97    23,876     15,561    7,780.38     0.02
Walden-Israel Ventures, L.P............   45,000    09/28/93    29,468     52,336        1.16     0.07
Walden-Israel Ventures, L.P............   80,000    11/30/93    76,581     93,043        1.16     0.13
Walden-Israel Ventures, L.P............  125,000    05/24/95   119,657    145,379        1.16     0.19
Walden-Israel Ventures, L.P............  125,000    08/08/96   119,657    145,379        1.16     0.19
Walden-Israel Ventures, L.P............  125,000    05/16/97   119,657    145,379        1.16     0.19

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE G. SUBSEQUENT EVENT

SHARE REPURCHASE PROGRAM: On October 21, 1998, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board has authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares recently have been trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Directors of the Fund.

--------------------------------------------------------------------------------
   18

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The First Israel Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, changes in net assets and financial highlights present fairly, in all material respects, the financial position of The First Israel Fund, Inc. (the "Fund") at September 30, 1998, and the results of its operations, changes in net assets and its financial highlights for each of the periods presented, in conformity with
generally  accepted  accounting  principles.  These  financial  statements   and
financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1998 by correspondence with the custodian and issuers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
November 16, 1998

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On January 15, 1998, the Annual Meeting of Shareholders of The First Israel Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                        FOR     WITHHELD   NON-VOTES
-----------------------------------  ---------  ---------  ---------
George W. Landau                     3,248,582    89,988   1,673,725
William W. Priest, Jr.               3,252,754    85,816   1,673,725
Richard W. Watt                      3,263,353    75,217   1,673,725

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, Peter A. Gordon, Jonathan W. Lubell and Steven N. Rappaport continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the fiscal year ending September 30, 1998.

            FOR      AGAINST    ABSTAIN   NON-VOTES
         ---------  ---------  ---------  ---------
         3,284,179     29,634     24,757  1,673,725

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's fiscal year end (September 30, 1998) as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. The $0.47 per share distribution paid in respect of such fiscal year, was derived entirely from net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended.
Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1998.

Because the Fund's fiscal year is not the calendar year, another notification will be sent in respect of calendar year 1998. The notification will reflect the amount, if any, that calendar year 1998 taxpayers will report on their U.S. federal income tax returns. Such notification will be mailed with Form 1099-DIV in January 1999.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investments in the Fund.

--------------------------------------------------------------------------------
   20

 DESCRIPTION OF INVESTLINK* PROGRAM

The InvestLink Program is sponsored and administered by BankBoston, N.A., not by The First Israel Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws, or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston,  N.A.,  as  Program  Administrator,  administers  the  Program   for
participants,  keeps  records,  sends  statements  of  account  to  participants

--------------------------------------------------------------------------------
and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's Annual Report to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

--------------------------------------------------------------------------------
   22
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 969-3321; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 1681, Boston, MA 02105-1681.
--------------
*InvestLink-SM- is a service mark of Boston EquiServe Limited Partnership.

--------------------------------------------------------------------------------

 SUMMARY OF GENERAL INFORMATION

The Fund--The First Israel Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in equity securities of Israeli companies. The Fund is managed and advised by BEA Associates ("BEA"). BEA is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. BEA manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of September 30, 1998, BEA managed approximately $35.2 billion in assets.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "FtIsrl" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "FstIsrael". The Fund's New York Stock Exchange trading symbol is ISL. Weekly comparative net asset value (NAV) and market price information about The First Israel Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

 THE BEA GROUP OF FUNDS

LITERATURE   REQUEST--Call  today  for  free   descriptive  information  on  the
closed-end funds listed  below at  1-800-293-1232 or  visit our  website on  the
Internet: http://www.beafunds.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc. (FBI)

--------------------------------------------------------------------------------

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

Peter A. Gordon                 Director

George W. Landau                Director

Jonathan W. Lubell              Director

Steven N. Rappaport             Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director

Sam C. Wildeman                 Investment Officer

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Hal Liebes                      Senior Vice President

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

BEA Associates
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022

This  report, including the financial statements  herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale  of shares of the Fund or of any  securities
mentioned in this report.                                                                     [LOGO]

--------------------------------------------------------------------------------
                                                                      3917-AR-98